CLARUS CORPORATION

EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Aaron J. Kuehne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Clarus Corporation on Form 10-K for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Clarus Corporation.

A signed original of this written statement required by Section 906 has been provided to Clarus Corporation and will be retained by Clarus Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 9, 2020

	By:	/s/ Aaron J. Kuehne
	Name:	Aaron J. Kuehne
	Title:	Chief Administrative Officer and
Chief Financial Officer
(Principal Financial Officer)